UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Tristar Acquisition I Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2024

Tristar Acquisition I Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40905	98-1587643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Suite 100

Burlington, MA 01803

(Address of principal executive offices, including zip code)

+1 (781) 640-4446

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	TRIS.U	New York Stock Exchange

Class A Ordinary Share, par value $0.0001 per share	TRIS	New York Stock Exchange

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	TRIS.W	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Supplement to the Definitive Proxy Statement

On July 9, 2024, Tristar Acquisition I Corp. (“Tristar”) filed a definitive proxy statement/prospectus (as amended, the “Proxy Statement”), for the solicitation of proxies in connection with an extraordinary meeting in lieu of an annual general meeting of Tristar’s shareholders to be held on August 1, 2024 (the “Meeting”) to consider and vote on the proposed transactions (the “Business Combination”) that are the subject of the Business Combination Agreement, dated as of November 12, 2023 (as amended on December 18, 2023, and as may be further amended, the “Business Combination Agreement”), with Helport AI Limited (“Pubco”), Helport Limited, a British Virgin Islands business company (“Helport”), Merger I Limited, a British Virgin Islands business company (“First Merger Sub”), and Merger II Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), among other parties.

Tristar has determined to supplement the Proxy Statement (the “Proxy Supplement”) to provide updated information about the shares to be issued to Helport shareholders in connection with Business Combination. The supplemental disclosures reflect an increase in Pubco Ordinary Shares to be issued to Helport Shareholders, from 27,757,156 to 30,280,768. There is no change to the date, location, the July 11, 2024 record date (the “Record Date”), or any of the proposals to be acted upon at the Meeting.

Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders as of the Record Date can vote, even if they have subsequently sold their shares.

A copy of the Proxy Supplement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Redemption Deadline Extension

As a result of the changes described herein, Tristar’s shareholders may submit publicly held Tristar Class A ordinary shares for redemption in connection with the Business Combination until the extended deadline of 5:00 p.m. Eastern Time on Wednesday, July 31, 2024, whether or not such shareholders hold shares as of the Record Date. Shareholders who wish to withdraw their previously submitted redemption requests may do so at any time prior to the Meeting by requesting Tristar’s transfer agent Continental Stock Transfer & Trust Company to return such shares.

Forward-Looking Statements

The information in this Current Report on Form 8-K contains, and certain oral statements made by representatives of Pubco, Tristar and Helport and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Pubco’s, Tristar’s and Helport’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Pubco’s, Tristar’s and Helport’s expectations with respect to future performance and anticipated financial impacts of the transactions contemplated by the Business Combination Agreement (the “Transactions”), the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Tristar or Helport and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the surviving post-merger entity (the “Company”) or the expected benefits of the Transactions, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions; (iii) matters discovered by the parties as they complete their respective due diligence investigation of the other parties; (iv) the ability of Tristar prior to the Transactions, and the Company following the Transactions, to maintain the listing of the Company’s shares on a national exchange; (v) costs related to the Transactions; (vi) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Tristar; (vii) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (viii) the outcome of any legal proceedings that may be instituted against Pubco, Tristar or Helport related to the Transactions; (ix) the attraction and retention of qualified directors, officers, employees and key personnel of Pubco, Tristar and Helport prior to the Transactions, and the Company following the Transactions; (x) the ability of the Company to compete effectively in a highly competitive market; (xi) the ability to protect and enhance Helport’s or the Company’s corporate reputation and brand; (xii) the impact from future regulatory, judicial, and legislative changes in Helport’s or the Company’s industry; (xiii) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xiv) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected milestones; (xv) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xvi) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xvii) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xviii) the Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions and/or advertisements; (xix) product sales and/or services; (xx) the Company’s ability to execute its business plans and strategy; (xxi) the ability of the Company to anticipate or successfully implement new technologies; (xxii) the ability of the Company to successfully collaborate with business partners; (xxiii) risks relating to the Company’s operations and business, including information technology and cybersecurity risks; and (xxiv) other risks and uncertainties disclosed from time to time in other reports and other public filings with the SEC by Pubco, Tristar or Helport. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Pubco, Tristar and Helport undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Readers are referred to the most recent filings with the SEC by Pubco and/or Tristar. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and none of Pubco, Helport nor Tristar undertake any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

2

Additional Information

Pubco has filed with the SEC a Registration Statement on Form F-4 (the “Registration Statement”), as amended, which has been declared effective by the SEC on July 5, 2024 and includes a definitive proxy statement of Tristar and a prospectus in connection with the proposed Business Combination involving Tristar, Pubco, Merger I Limited, Merger II Limited and Helport pursuant to the Business Combination Agreement. The definitive proxy statement and other relevant documents has been mailed to shareholders of Tristar as of the record date for voting on Tristar’s proposed Business Combination with Helport. SHAREHOLDERS OF TRISTAR AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH TRISTAR’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT TRISTAR, HELPORT, PUBCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, on the SEC’s website at www.sec.gov or by directing a request to Tristar by contacting its Chief Executive Officer, Xiaoma (Sherman) Lu, c/o Tristar Acquisition I Corp., 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803, at +781 640-4446.

Participants in The Solicitation

Tristar, Helport, Pubco and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Tristar securities in respect of the proposed Transactions. Information about Tristar’s directors and executive officers and their ownership of Tristar’s securities is set forth in Tristar’s filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Solicitation or Offer

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
99.1	Proxy Supplement, dated as of July 31, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRISTAR ACQUISITION I CORP.

Dated: July 31, 2024	By:	/s/ Xiaoma (Sherman) Lu
	Name:	Xiaoma (Sherman) Lu
	Title:	Chief Executive Officer

4

Exhibit 99.1

SUPPLEMENT TO PROXY STATEMENT

OF

TRISTAR ACQUISITION I CORP.

DATED JULY 31, 2024

The following disclosures in this proxy supplement (the “Supplement”) supplement, and should be read in conjunction with, the disclosures contained in the definitive proxy statement/prospectus (the “Proxy Statement”) of Tristar Acquisition I Corp. (“Tristar”), filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2024, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All other information in the Proxy Statement remains unchanged. Terms used herein, unless otherwise defined, have the meanings set forth in the Proxy Statement.

As provided in the Proxy Statement, Tristar is seeking shareholder approval of, among other proposals, a business combination between Tristar and Helport Limited, a British Virgin Islands business company (“Helport”), (the “Business Combination Proposal”, as further described in the Proxy Statement) and the merger of Merger II Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (the “Second Merger Sub”) with and into Tristar, with Tristar surviving as a wholly-owned, indirect subsidiary of Helport AI Limited, British Virgin Islands business company (“Pubco”), (the “Merger Proposal”, as further described in the Proxy Statement).

The purpose of the following supplemental disclosures is to provide updated information about the number of shares that will be issued to Helport shareholders in connection with the Business Combination. The supplemental disclosures reflect an increase in Pubco Ordinary Shares to be issued to Helport shareholders, from 27,757,156 to 30,280,768.

UPDATES TO QUESTIONS AND ANSWERS ON PAGE 31-32

The following updates the Question included on page 31-32 in the Questions and Answers section of the Proxy Statement entitled “What equity stake will current Public Shareholders, the holders of Tristar Founder Shares and the Helport shareholders and their affiliates hold in Pubco immediately after the completion of the Business Combination?”

Q.

What equity stake will current Public Shareholders, the holders of Tristar Founder Shares and the Helport shareholders and their affiliates hold in Pubco immediately after the completion of the Business Combination?

A. Upon the completion of the Business Combination, assuming, among other things, that no Public Shareholders exercise redemption rights with respect to their Public Shares upon completion of the Business Combination, Public Shareholders, the holder of Tristar Founder Shares (comprised of the Initial Shareholders and Current Insiders), PIPE Investors, Convertible Promissory Notes Holders and the Helport shareholders will own approximately 21.88%, 11.86%, 2.86%, 0.96% and 62.44% of the outstanding shares of Pubco, respectively, such percentages calculated assuming that the Helport shareholders receive approximately 30,280,768 Pubco Ordinary Shares, derived from the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements (after rounding adjustment).

If any of the Public Shareholders exercise their redemption rights, the percentage of Pubco’s outstanding Ordinary Shares held by the Public Shareholders will decrease and the percentages of Pubco’s outstanding Ordinary Shares held by the holders of Tristar Founder Shares and by the Helport shareholders and their affiliates will increase, in each case relative to the percentage held if none of the Public Shares are redeemed and assuming none of the Tristar shareholders exercise their redemption rights in connection with the Meeting. Under the Maximum Redemptions scenario, Public Shareholders, the holders of Tristar Founder Shares, PIPE Investors, Convertible Promissory Notes Holders and the Helport shareholders will own approximately 0.00%, 15.18%, 3.67%, 1.23% and 79.92% of the outstanding shares of Pubco, respectively, such percentages calculated assuming that the Helport shareholders receive approximately 30,280,768 Pubco Ordinary Shares, derived from the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements (after rounding adjustment).

 The following table illustrates varying beneficial ownership levels in Pubco, as well as possible sources and extents of dilution for non-redeeming Public Shareholders, assuming no additional redemptions by Public Shareholders, 25% redemption by Public Shareholders, 50% redemption by Public Shareholders, 75% redemption by Public Shareholders and the maximum redemptions by Public Shareholders:

Potential ownership of outstanding Pubco Ordinary Shares upon Closing (on a diluted and as-converted basis assuming the vesting and exercise of outstanding warrants of Pubco and the issuance of Pubco Ordinary Shares in respect thereof):

	No Additional Redemptions	%	25% Redemptions	%	50% Redemptions	%	75% Redemptions	%	Maximum Redemptions(1)%
Tristar Public Shareholders	10,608,802	15.75	7,956,602	12.3	5,304,401	8.55	2,652,201	4.47	-	0.00
Tristar Founder Shares	5,750,000	8.54	5,750,000	8.89	5,750,000	9.27	5,750,000	9.68	5,750,000	10.14
PIPE Investors	1,388,889	2.06	1,388,889	2.15	1,388,889	2.24	1,388,889	2.34	1,388,889	2.45
Promissory Convertible Notes Holders	464,838	0.69	464,838	0.72	464,838	0.75	464,838	0.78	464,838	0.82
Helport Shareholders	30,280,768	44.97	30,280,768	46.81	30,280,768	48.81	30,280,768	50.99	30,280,768	53.38

Potential sources of dilution:

	No Additional Redemptions	%	25% Redemptions	%	50% Redemptions	%	75% Redemptions	%	Maximum Redemptions	%
Public Warrants	11,500,000	17.08	11,500,000	17.78	11,500,000	18.54	11,500,000	19.37	11,500,000	20.27
Private Placement Warrants	7,345,000	10.91	7,345,000	11.35	7,345,000	11.84	7,345,000	12.37	7,345,000	12.94
	67,338,297	100.00	64,686,097	100.00	62,033,896	100.00	59,381,696	100.00	56,729,495	100.00

(1)	No shares left assumes Tristar public shares are redeemed at 100% level.

UPDATES TO OWNERSHIP SHARE NUMBERS AND PERCENTAGES

The following updates the numbers and share percentages included in the risk factor on page 69 and elsewhere in the Proxy Statement, including but not limited to Page 3 of Proxy Statement, as updated below.

Tristar’s shareholders will experience immediate dilution as a consequence of the issuance of Ordinary Shares as consideration in the Business Combination and due to future issuances, including pursuant to the Incentive Plan. Having a minority share position may reduce the influence that Tristar’s current shareholders have on the management of Helport. Additionally, a significant number of redemptions may increase the dilution effect of any future issuances, which may constrain Pubco’s ability to raise capital on favorable terms, if at all.

It is anticipated that, following the Business Combination (assuming, among other things, that no public shareholders exercise their redemption rights with respect to their Public Shares in connection with the Meeting) (1) Tristar’s Public Shareholders are expected to own approximately 21.88% of the outstanding Pubco Ordinary Shares, (2) the Helport shareholders (without taking into account any Public Shares held by the Helport shareholders prior to the consummation of the Business Combination) are expected to collectively own approximately 62.44% of the outstanding Pubco Ordinary Shares, (3) the holders of Tristar Founder Shares are expected to own approximately 11.86% of the outstanding Pubco Ordinary Shares, (4) PIPE Investors are expected to own approximately 2.86% of the outstanding Pubco Ordinary Shares, and (5) the holders of Helport Convertible Promissory Notes Holders are expected to own approximately 0.96% of the outstanding Pubco Ordinary Shares. Under the Maximum Redemptions scenario, Public Shareholders, the holders of Tristar Founder Shares, PIPE Investors, Convertible Promissory Notes Holders and the Helport shareholders will own approximately 0.00%, 15.18%, 3.67%, 1.23% and 79.92% of the outstanding shares of Pubco, respectively, such percentages calculated assuming that the Helport shareholders receive approximately 30,280,768 Pubco Ordinary Shares, derived from the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements (after rounding adjustment).

Page 3 of Proxy Statement

It is anticipated that upon completion of the Business Combination, the Tristar public shareholders would own an interest of approximately 21.88% in Pubco, the Sponsor will own an interest of approximately 11.86% in Pubco, the PIPE investors will own an interest of approximately 2.86% in Pubco, the Holders of Helport Convertible Promissory Notes would own an interest of approximately 0.96% in Pubco, and shareholders of Helport Ltd (the “Helport shareholders”) will own an interest of approximately 62.44% in Pubco, assuming none of the Tristar shareholders exercise their redemption rights in connection with the Meeting (as defined below). If the actual facts are different from the assumptions set forth above (which they are likely to be), the percentage ownership set forth above will be different.

UPDATES TO BENEFICIAL OWNERSHIP OF SECURITIES ON PAGE 225-229

The following updates the numbers and share percentages included in the section entitled “Beneficial Ownership of Securities” on pages 225-229 of the Proxy Statement.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table and accompanying footnotes sets forth information with respect to the beneficial ownership of (i) Tristar, as of July 8, 2024, prior to the Business Combination, and (ii) Pubco, immediately following the completion of the Business Combination, assuming that no Tristar Ordinary Shares are redeemed (“no additional redemptions”) and, alternatively, that 10,608,802 Tristar Ordinary Shares are redeemed in connection with the Business Combination (“maximum redemptions”):

●	each person known by Tristar to be the beneficial owner of more than 5% of outstanding Tristar Ordinary Shares or Tristar Ordinary Shares on such dates;

●	each current executive officer of Tristar and each member of Tristar’s board of directors, and all executive officers and directors of Tristar as a group;

●	each person who will become an executive officer or director of Pubco upon consummation of the Transactions and all of such executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares.

Beneficial ownership of Tristar Ordinary Shares pre-Business Combination is based on 16,358,802 Tristar Ordinary Shares issued and outstanding as of July 8, 2024.

The expected beneficial ownership of Pubco Ordinary Shares immediately following completion of the Business Combination assumes two scenarios:

●	Assuming No Additional Redemptions: This presentation assumes that no Public Shareholders of Tristar exercise redemption rights with respect to their Public Shares upon consummation of the Business Combination.

●	Assuming Maximum Redemptions: This presentation assumes that Tristar public shareholders holding 10,608,802 shares of Tristar Class A Ordinary Shares will exercise their redemption rights for $117.90 million at a maximum redemption level of 100% upon consummation of the Business Combination at a redemption price of approximately $11.11 per share). The maximum redemptions amount reflects the maximum number of the Tristar’s Public Shares that can be redeemed without violating the conditions of the Business Combination Agreement. This scenario includes all adjustments contained in the “no additional redemptions” scenario and presents additional adjustments to reflect the effect of the maximum redemptions.

Both scenarios assume that there will be an aggregate of 16,358,802 Tristar Ordinary Shares issued and outstanding immediately prior to the completion of the Business Combination, which shares will have been exchanged for Pubco Ordinary Shares upon completion of the Business Combination.

Both scenarios assume that, at the Closing, 30,280,768 Pubco Ordinary Shares will be issued to the Helport shareholders as Merger Consideration.

The beneficial ownership information below: (i) excludes the shares underlying the Public Warrants and the Private Warrants; (ii) excludes the Pubco Ordinary Shares expected to be reserved for issuance or grant pursuant to the Incentive Plan; and (iii) assumes that the number of outstanding securities and securities convertible or exercisable within 60 days of July 8, 2024 of each of Tristar, Helport and Pubco are the same as the number of such securities outstanding and convertible or exercisable upon consummation of the Business Combination. Based on the foregoing assumptions, we estimate that there would be 48,493,297 Pubco Ordinary Shares issued and outstanding immediately following the consummation of the business combination in the “no additional redemptions” scenario, and 37,884,495 Pubco Ordinary Shares issued and outstanding immediately following the consummation of the business combination in the “maximum redemptions” scenario. If the actual facts are different from the foregoing assumptions, ownership figures in Pubco and the columns under “Assuming No Additional Redemption” and “Assuming Maximum Redemptions” in the table that follows will be different.

Post-Business Combination Beneficial Ownership Table of Pubco

The following table sets forth information regarding the beneficial ownership of the Pubco Ordinary Shares as of the Closing of the Business Combination by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers, directors and director nominees that beneficially owns ordinary shares; and

●	all our executive officers, directors and director nominees as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them. The percentage ownership in the table is based on two scenarios: (i) 48,493,297 Pubco Ordinary Shares outstanding at Closing of the Business Combination, assuming no additional redemptions, and (ii) 37,884,495 Pubco Ordinary Shares outstanding at Closing of the Business Combination, assuming maximum additional redemptions.

	Pubco Post-Business Combination
	(assuming no redemptions by Tristar shareholders in connection with the Business Combination)		(assuming maximum redemptions by Tristar shareholders in connection with the Business Combination)
Name and Address of Beneficial Owner*	Number of Ordinary Shares	% of Ordinary Shares	Number of Ordinary Shares	% of Ordinary Shares
Directors and Executive Officers Post-Business Combination:
Guanghai Li	-	-	-	-
Tao Ke	-	-	-	-
Xiaoma (Sherman) Lu	-	-	-	-
Jun Ge	-	-	-	-
Xinyue (Jasmine) Geffner	-	-	-	-
Kia Hong Lim(6)	52,162	0.11%	52,162	0.14%
	-
All directors and executive officers as a group	52,162	0.11%	52,162	0.14%

Five Percent Holders:
Helport Holdings Limited(1)	19,410,760	40.03%	19,410,760	51.24%
Hades Capital Limited(2)	2,974,389	6.13%	2,974,389	7.85%
Asymptotica Limited(3)	2,523,387	5.20%	2,523,387	6.66%
Extra Technology Limited(4)	2,135,188	4.40%	2,135,188	5.64%
Chunyi (Charlie) Hao(5)	2,907,500	6.00%	2,907,500	7.67%

*	Unless otherwise noted, the business address of each of the following entities or individuals is 9 Temasek Boulevard #07-00, Suntec Tower Two, Singapore 038989.

(1)	Represents 19,410,760 Pubco Ordinary Shares held by Helport Holdings Limited, a British Virgin Islands company wholly owned by Helport Z Limited, a British Virgin Islands company and controlled by the Silver Ocean Trust, of which Fan Yu is the settlor with the power to direct the trustee with respect to the exercise of any voting and other rights attached to the shares held by Helport Holdings Limited in Pubco.
(2)	Represents 2,974,389 Pubco Ordinary Shares held by Hades Capital Limited, a British Virgin Islands company wholly owned by Ying Chen, who has voting and dispositive control over the securities owned by Hades Capital Limited.
(3)	Represents 2,523,387 Pubco Ordinary Shares held by Asymptotica Limited, a British Virgin Islands company wholly owned by Shuangchi He, who has voting and dispositive control over the securities owned by Asymptotica Limited.
(4)	Represents 2,135,188 Pubco Ordinary Shares held by Extra Technology Limited, a British Virgin Islands company wholly owned by Cong Shi, who has voting and dispositive control over the securities owned by Extra Technology Limited.
(5)	Represents 2,907,500 Pubco Ordinary Shares beneficially owned by Chunyi (Charlie) Hao. The shares beneficially owned include: (i) 715,125 Pubco Ordinary shares held by Navy Sail International Limited, a British Virgin Islands company wholly owned by Mr. Hao, who has voting and dispositive control over the securities owned by Navy Sail International Limited; and (ii) 2,192,375 Pubco Ordinary shares held directly by Mr. Hao. The business addresses of Navy Sail International Limited Chunyi (Charlie) Hao is 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803.
(6)	Represents 52,162 Pubco Ordinary Shares (post-Business Combination) directly owned by Kia Hong Lim. Mr. Lim is a Convertible Promissory Notes Holder who received convertible notes from Helport on March 6, March 8, and May 17, 2024, which will be automatically convertible into Helport ordinary shares on the date of and immediately prior to the Closing of the Business Combination.

UPDATES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS ON PAGES 151-159

The following updates the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” on pages 151-159 of the Proxy Statement.

Introduction

Tristar is providing the following selected unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the transactions.

The unaudited pro forma combined balance sheet as of December 31, 2023 gives pro forma effect to the Transactions as if they had been consummated as of that date. The unaudited pro forma combined statements of operations for the year ended June 30, 2023, and for the six months ended December 31, 2023, gives pro forma effect to the Transactions as if they had occurred as of the beginning of the earliest period presented. The pro forma financial information is presented based on Tristar’s financial statements as of and for the year ended December 31, 2023 as well as financial statements for the six months ended June 30, 2023. As the business combination will be treated as a reverse merger, Helport has been determined to be the “acquiror” with its financial statements for the fiscal year ended June 30, 2023 as well as financial statements as of and for the six months ended December 31, 2023. See “Accounting for the Transactions”.

This information should be read together with Helport’s and Tristar’s historical financial statements and related notes, “Helport’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Tristar’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement/prospectus.

The unaudited pro forma combined balance sheet as of December 31, 2023 has been prepared using the following:

●	Helport’s historical unaudited combined balance sheet as of December 31, 2023, as included elsewhere in this proxy statement/prospectus, and
●	Tristar’s historical balance sheet as of December 31, 2023.

The unaudited pro forma combined statements of operations for the six months ended December 31, 2023, and for the year ended June 30, 2023, has been prepared using the following:

●	Helport’s historical unaudited combined statements of operations for the six months ended December 31, 2023, and historical combined statements of operations for the year ended June 30, 2023, as included elsewhere in this proxy statement/prospectus, and
●	Tristar’s historical statements of operations for the years ended December 31, 2023 and 2022, and for the six months ended June 30, 2023 and 2022.

Description of the Transactions

On November 12, 2023, Tristar Acquisition Corp, a Cayman Islands business company (“Tristar” or the “Purchaser”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Helport Limited, an exempted company incorporated in the British Virgin Islands (the “Helport”, or the “Company”), Helport AI Limited, an exempted company incorporated with limited liability in the British Virgin Islands, (“Pubco”), Merger I Limited, an exempted company incorporated with limited liability in the British Virgin Islands and a wholly-owned subsidiary of Pubco (“First Merger Sub”), and Merger II Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub”).

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), (a) First Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly-owned subsidiary of Pubco and the outstanding Company Securities being converted into the right to receive Pubco Securities; (b) on the Closing Date and immediately following the First Merger, and as part of the same overall transaction as the First Merger, Second Merger Sub will merge with and into the Purchaser (the “Second Merger”, and together with the First Merger, the “Mergers”), with the Purchaser surviving the Second Merger as a wholly-owned subsidiary of Pubco and the outstanding Purchaser Securities being converted into the right to receive Pubco Securities.

Under the Business Combination Agreement, as amended, the Aggregate Merger Consideration Amount to be paid to the shareholders of Helport is (a) Three Hundred and Thirty-Five Million U.S. Dollars ($335,000,000) minus (b) the amount, if any, by which the Target Net Working Capital Amount exceeds the Net Working Capital (but not less than zero) minus (c) if Closing Net Debt is a positive number, the amount of Closing Net Debt, plus (c) if Closing Net Debt is a negative number, the absolute value of the amount of Closing Net Debt, minus (d) the amount of any unpaid Transaction Expenses. The Aggregate Merger Consideration will be paid entirely in shares, comprised of newly issued ordinary shares of the PubCo.

As a result of the Mergers, (a) Each Company Ordinary Share that is issued and outstanding immediately prior to the First Merger Effective Time and after the Conversion shall, as of the First Merger Effective Time, be canceled by virtue of the First Merger and converted into the right to receive 100% of such number of Pubco Ordinary Shares equal to the Exchange Ratio; (b) On the Closing Date and immediately prior to the First Merger Effective Time, each Company Preferred Share that is issued and outstanding immediately prior to the First Merger Effective Time shall be canceled in exchange for the right to receive a number of validly issued, fully paid and non-assessable Company Ordinary Shares at the then effective conversion rate as calculated pursuant to the then effective amended and restated articles of associations of the Company; (c) Any Company Convertible Security, to the extent then outstanding and unexercised immediately prior to the First Merger Effective Time, shall automatically, without any action on the part of the holder thereof, be assumed by the Pubco and converted into a convertible security of Pubco, subject to the same terms and conditions as were applicable to the corresponding former Company Convertible Securities immediately prior to the First Merger Effective Time, taking into account any changes thereto by reason of the Agreement or the Transactions (the “Pubco Convertible Security”); (d) each ordinary share of the Purchaser that is issued and outstanding immediately prior to the Effective Time shall be cancelled and converted automatically into the right to receive one PubCo Ordinary Share. Each of outstanding Purchaser Public Warrant and Purchaser Private Warrant shall be converted into one PubCo Public Warrant and one PubCo Private Warrant, respectively.

Accounting for the Transactions

The Transactions will be accounted for as a reverse merger in accordance with U.S. GAAP. Under this method of accounting, Tristar will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Helport shareholders expecting to have a majority of the voting power of the combined company, Helport comprising the ongoing operations of the combined entity, Helport comprising a majority of the governing body of the combined company, and Helport’s senior management comprising the senior management of the combined company. Accordingly, for accounting purposes, the Transactions will be treated as the equivalent of Helport issuing share for the net assets of Tristar, accompanied by a recapitalization. The net assets of Tristar will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Transactions will be those of Helport.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present other transaction effects that have occurred or reasonably expected to occur (“Management’s Adjustments”). The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, SEC Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Business.” Management elected not to present any Management’s Adjustments.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Tristar and Helport have not had any historical relationship prior to the Transactions. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

There is no historical activity with respect to Pubco, First Merger Sub and Second Merger Sub accordingly, no adjustments were required with respect to these entities in the pro forma combined financial statements.

The unaudited pro forma combined financial information has been prepared using the assumptions below with respect to the potential redemption into cash of Tristar’s ordinary shares:

●	Scenario 1 — Assuming no Tristar shareholder exercises redemption rights with respect to its ordinary shares upon consummation of the Transactions; and
●	Scenario 2 — Assuming the maximum number of Tristar shares at 10,608,802 are redeemed at $11.11 for cash by Tristar shareholders, $117.90 million out of $117.90 million in the Trust Account balance as of May 31, 2024, would be paid out in cash for a 100% redemption.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements are approximately 30,280,768 Ordinary Shares of Pubco to be issued to the Sellers, such amount calculated using the Helport Merger Shares, times Helport Exchange Ratio. Helport Merger Shares means a number of Pubco Ordinary Shares equal to the quotient determined by dividing (i) the Aggregate Merger Consideration Amount by (ii) Per Share Price. Per Share Price means the Redemption Price, which shall be no less than the par value of Purchaser Ordinary Shares. Helport Exchange Ratio represents the quotient obtained by dividing (i) the Company Merger Shares as of the First Merger Effective Time divided by (ii) the aggregate number of, without duplication, Company Ordinary Shares that are (i) issued and outstanding, and (ii) issuable directly or indirectly upon, or subject to, the conversion, exercise or settlement of any Company Preferred Shares and Company Convertible Securities.

Upon the completion of the Business Combination, assuming, among other things, that no Public Shareholder exercises redemption rights (prior to giving effect to any warrant exercises and assuming automatic conversion of rights into ordinary shares), Public Shareholders, the Sponsor and other Initial Shareholders, PIPE Investors, Convertible Promissory Notes Holders and the Sellers will own approximately 21.88%, 11.86%, 2.86%, 0.96% and 62.44% of the outstanding shares of PubCo, respectively, such percentages calculated assuming that the Sellers and their affiliates receive approximately 30,280,768 Ordinary Shares of PubCo, derived from the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements (after rounding adjustment).

If 10,608,802 ordinary shares of Tristar are ultimately redeemed, Public Shareholders, the Sponsor and other Initial Shareholders, PIPE Investors, Convertible Promissory Notes Holders and the Sellers are expected to own approximately 0.00%, 15.18%, 3.67%, 1.23% and 79.92% respectively, of the Ordinary Shares of Pubco and approximately 0.00%, 15.18%, 3.67%, 1.23% and 79.92%, respectively, of voting power of Pubco following the closing. As such, Tristar shareholders who do not redeem their ordinary shares of Tristar will experience immediate and material dilution upon closing of the Business Combination.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2023

			Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Maximum Redemptions into Cash
	(A)	(B)	Pro Forma		Pro Forma	Pro Forma		Pro Forma
	Tristar	Helport	Adjustments		Balance Sheet	Adjustments		Balance Sheet
ASSETS
Current assets
Cash and cash equivalents	$436,317	$50,987	$115,166,848	(1)	$129,830,863	$(117,898,934)	(9)	$11,931,929
			1,350,000	(2)		-
			(3,350,000)	(2)		-
			4,889,074	(3)		-
			15,000,000	(4)		-
			(3,808,362)	(5)		-
			(2,095,737)	(5)		-
			2,107,086	(6)		-
			84,650	(7)		-
Accounts receivables, net	-	20,355,375	-		20,355,375	-		20,355,375
Deferred offering cost	-	467,465	(467,465)	(5)	-	-		-
Prepaid expenses and other current assets	217,255	57,896	-		275,151	-		275,151
Total Current Assets	653,572	20,931,723	128,876,094		150,461,389	(117,898,934)		32,562,455

Non-current assets
Investment held in Trust Account	115,166,848	-	(115,166,848)	(1)	-	-		-
Intangible asset, net	-	2,916,667	-		2,916,667	-		2,916,667
Total Non-current Assets	115,166,848	2,916,667	(115,166,848)		2,916,667	-		2,916,667
Total Assets	$115,820,420	$23,848,390	$13,709,246		$153,378,056	$(117,898,934)		$35,479,122

LIABILITIES
Current liabilities
Accounts payable	$238,824	$4,812,952	$-		$5,051,776	$-		$5,051,776
Convertible promissory notes	-	-	4,889,074	(3)	-	-		-
			131,179	(3)		-
			(5,020,253)	(3)		-
Income tax payable	-	2,402,380	-		2,402,380	-		2,402,380
Amounts due to related parties	-	598,439	-		598,439	-		598,439
Accrued expenses and other current liabilities	379,242	4,106,934	-		4,486,176	-		4,486,176
Total Current Liabilities	618,066	11,920,705	-		12,538,771	-		12,538,771

Non-current liabilities
Promissory notes - related parties	2,000,000	-	750,000	(2)	-	-		-
			600,000	(2)		-
			(3,350,000)	(2)		-
Long-term borrowings	-	-	84,650	(7)	84,650	-		84,650
Derivative warrant liabilities	376,900	-	-		376,900	-		376,900
Total Non-current Liabilities	2,376,900	-	(1,915,350)		461,550	-		461,550
Total Liabilities	2,994,966	11,920,705	(1,915,350)		13,000,321	-		13,000,321

Commitments and Contingencies

Class A ordinary shares subject to possible redemption, 10,608,802 at $10.86 redemption value as of December 31, 2023	115,164,356	-	(115,164,356)	(9)	-	-		-

SHAREHOLDERS’ EQUITY
Ordinary Shares	-	156	46	(3)	4,849	-		3,788
			139	(4)		-
			4,508	(10)		(1,061)	(10)
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-	-	-		-	-		-
Class A ordinary shares, $0.0001 par value; 90,000,000 shares authorized; no shares issued and outstanding	-	-	-		-	-		-
Class B ordinary shares, $0.0001 par value; 10,000,000 shares authorized; 5,750,000 shares issued and outstanding	575	-	(575)	(10)	-	-		-
Subscription receivables	-	(156)	-		(156)	-		(156)
Additional paid in capital	3,495,690	7,556	5,020,207	(3)	128,753,057	(117,898,934)	(9)	10,855,184
			15,000,000	(4)		1,061	(10)
			(15,000,000)	(4)		-
			14,999,861	(4)		-
			(3,758,362)	(5)		-
			(467,465)	(5)		-
			118,965	(8)		-
			115,164,356	(9)		-
			(5,827,751)	(10)		-
Accumulated (deficits)/earnings	(5,835,167)	11,920,129	(131,179)	(3)	11,619,985	-		11,619,985
			(50,000)	(5)		-
			(2,095,737)	(5)		-
			2,107,086	(6)		-
			(118,965)	(8)		-
			5,823,818	(10)		-
Total Shareholders’ Equity	(2,338,902)	11,927,685	130,788,952		140,377,735	(117,898,934)		22,478,801
Total Liabilities, Class A Ordinary Shares subject to possible redemption and Shareholders’ Equity	$115,820,420	$23,848,390	$13,709,246		$153,378,056	$(117,898,934)		$35,479,122

Unaudited Pro Forma Combined Balance Sheet Adjustments

The adjustments made in Scenario 1 are also assumed in Scenario 2, except for the additional adjustments related to maximum redemption. The pro forma adjustment to the unaudited combined pro forma balance sheet consists of the following:

(A)	Derived from the balance sheet of Tristar as of December 31, 2023.
(B)	Derived from the unaudited condensed combined balance sheet of Helport as of December 31, 2023.
(1)	Reflects the release of cash from cash and investment held in the Trust Account.
(2)	Reflects $1,350,000 subsequently received from promissory notes-related parties, among which, $750,000 were subsequent extension payments (monthly payment of $125,000 from January to June, 2024), and $600,000 were unsecured promissory notes issued on May 3, 2024. The entire balance of $3,350,000 in promissory notes-related parties is due and repaid upon consummation of the Business Combination.
(3)	Reflects $1,550,000, $550,000, $1,000,000, $2,000,000, $500,000 and $439,074 (a total of $6,039,074) convertible promissory notes issued by Helport subsequently on March 6, 2024, March 8, 2024, March 12, 2024, May 15, 2024, May 17, 2024 and May 31, 2024, respectively, the total outstanding balance of which is automatically converted into Pubco Ordinary Shares at a price of $10.80 per share upon consummation of the Business Combination (collectively, the “Notes”). The Notes are subject to an interest rate of 8% per annum, with a maturity date on December 31, 2024. As of June 20, 2024, no interests for the issued Notes have been accrued, as the conditions to determine the closing date of the Business Combination are not yet probable. On June 20, 2024, Helport (“Borrower”) amended one convertible promissory note (the “Original Note”) of $2,000,000 issued on May 15, 2024, to one lender named Shanling Ge (“Lender”), pursuant to which, by mutual consent, the Borrower and the Lender agree to amend and restate the Original Note and to replace the Original Note with a note with a total amount of $850,000, with all the other terms previously stipulated in the Original Note remaining the same (“Amended and Restated Note”). As of June 20, 2024, Helport has received all the funds of $4,889,074 from the issuance of convertible promissory notes subject to the Notes and the Amended and Restated Note. Correspondingly, the receipt of such funds is reflected in the adjustment of automatically conversion into Pubco Ordinary Shares at a price of $10.80 per share upon consummation of the Business Combination. $131,179 of interests accrued at the interest rate of 8% per annum from issuance date to estimated closing date are also assumed in the conversion amount.
(4)	Reflects $15,000,000 private investment in public equity (“PIPE”) received subsequently. On May 18, 2024, Pubco entered into a subscription agreement with Qingdahonghe No.8 (Xiamen) Investment Partnership, in which the investor offers $10,000,000 to subscribe for Pubco Ordinary Shares at a purchase price of $10.80 per share, or if lower, at the redemption price per share; On May 18, 2024, Pubco entered into a subscription agreement with Ocean Holdings Management Pte. Ltd., in which the investor offers $2,500,000 to subscribe for Pubco Ordinary Shares at a purchase price of $10.80 per share, or if lower, at the redemption price per share. On May 18, 2024, PubCo entered into a subscription agreement with Ken Cheng, in which the investor offers $2,500,000 to subscribe for Pubco Ordinary Shares at a purchase price of $10.80 per share, or if lower, at the redemption price per share. All the proceeds from the PIPE transaction are expected to receive on the closing date of the Business Combination as stipulated in the PIPE Subscription Agreements.
(5)

Reflects (i) the future cash payment for accrued transaction fees of $3,808,362 due upon consummation of Business Combination, which is related to Helport’s intended initial public offering (“IPO”); (ii) $467,465 deferred offering costs recognized on Helport’s historical balance sheet being charged against the combined additional paid in capital upon successful IPO; (iii) the future cash payment for accrued transaction fees of $2,095,737 for Tristar, which would be expensed before completion of the Business Combination.

(i) $3,808,362 accrued transaction fees for Helport contains: (a) $50,000 audit fees which would be expensed and reflected in the combined accumulated earnings; and (b) $3,758,362 capitalized transaction fees including $3,500,000 financing cost, $191,862 legal fees and $66,500 advisory fees, which are all directly related to the intended IPO.

(ii) $467,465 deferred offering costs recognized on Helport’s historical balance sheet include $366,358 legal fees and $101,107 advisory fees, which are all directly related to the intended IPO.

(iii) $2,095,737 accrued transaction fees for Tristar including (a) $1,285,000 legal fees, (b) $595,112 advisory and other service fees, (c) $160,000 audit fees, and (d) $55,625 printing and miscellaneous expenses, would all be expensed and reflected in the combined accumulated earnings.

(6)	Reflects the cash received from interest income of $2,107,086 in Trust Account from January to May, 2024, which would be reflected in the combined accumulated earnings.
(7)	Reflects an aggregate of $84,650 drawn from such the lines of credit provided to Helport. On March 15, 2024, Helport entered into Line of Credit Agreements with two existing shareholders of Helport, Hades Capital Limited and Stony Holdings Limited (collectively “Helport Shareholders”), which provides Helport with unsecured lines of credit in the principal maximum amount of $4,000,000 and $2,000,000, respectively. The principal indebtedness under the Line of Credit Agreements will mature on the third anniversary of the date the Line of Credit Agreements were entered into, at an interest rate of 0% per annum. On April 26, 2024, Pubco, Helport and Tristar also entered into amended Lock-up Agreements with Helport Shareholders, included elsewhere in this proxy statement/prospectus, which stipulates that if each Helport Shareholder provides a credit facility pursuant to respective Line of Credit Agreement, any Lock-up Securities held by Helport Shareholders shall be subject to early release hereunder on the date that is 12 months following the closing date of the Business Combination.
(8)	Reflects $118,965 of share-based compensation related to the 115,500 Founder Shares transferred to Mr. Hao as part of the Sponsor Handover, and vesting of such shares will occur upon consummation of the Business Combination. The fair value of the Founder Shares was estimated to be $1.03 per share at the time of Sponsor Handover.
(9)

In Scenario 1, which assumes no Tristar shareholders exercise their redemption rights, all Tristar shares previously subject to redemption for cash amounting to $115.16 million would be transferred to shareholders’ equity.

In Scenario 2, which assumes the maximum number of Tristar shares at 10,608,802 are redeemed at $11.11 for cash by Tristar shareholders, $117.90 million out of $117.90 million in the Trust Account would be paid out in cash for a 100% redemption.

(10)

Reflects (i) recapitalization of Helport through issuance of Tristar shares and eliminate Tristar historical accumulated deficits; (ii) the contribution of all the share capital in Helport to Tristar.

In Scenario 1, which assumes no Tristar’s public shareholders exercise their redemption rights, the total ordinary shares upon completion of the Business Combination would be 48,493,297, at the par value of $0.0001 per share, totally amounting to 4,849.

In Scenario 2, which assumes the maximum number of Tristar public shares at 10,608,802 are redeemed by Tristar’s shareholders, the total ordinary shares upon completion of the Business Combination would be 37,884,495, at the par value of $0.0001 per share, totally amounting to 3,788.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2023

			Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Maximum Redemptions into Cash
	(A)	(B)	Pro Forma		Pro Forma	Pro Forma		Pro Forma
	Tristar	Helport	Adjustments		Income Statement	Adjustments		Income Statement
Revenues	$-	$14,506,363	$-		$14,506,363	$-		$14,506,363
Cost of revenues	-	(4,793,021)	-		(4,793,021)	-		(4,793,021)
Selling expenses	-	(50,214)	-		(50,214)	-		(50,214)
General and administrative expenses	(1,547,611)	(2,042,289)	-		(3,589,900)	-		(3,589,900)
Research and development expenses	-	(78,757)	-		(78,757)	-		(78,757)
Total operating (loss)/income	(1,547,611)	7,542,082	-		5,994,471	-		5,994,471

Other income (expense):
Financial expenses, net	9,709	(19,162)	-		(9,453)	-		(9,453)
Interest income - investment held in trust	3,273,929	-	(3,273,929	)(1)	-	-		-
Change in fair value of warrant liability	188,450	-	-		188,450	-		188,450
Forgiveness of deferred underwriting fee payable	-	-	-		-	-		-
Forgiveness of service administrative fee	(204,516)	-	-		(204,516)	-		(204,516)
Total other income/(expense), net	3,267,572	(19,162)	(3,273,929)		(25,519)	-		(25,519)
Income before provision for income taxes	1,719,961	7,522,920	(3,273,929)		5,968,952	-		5,968,952
Income tax expense	-	(1,279,314)	-		(1,279,314)	-		(1,279,314)
Net income	1,719,961	6,243,606	(3,273,929)		4,689,638	-		4,689,638

Net change in foreign currency translation adjustment	-	-	-		-	-		-
Total comprehensive income	1,719,961	6,243,606	(3,273,929)		4,689,638	-		4,689,638

Weighted average shares outstanding of ordinary shares	-	156	48,493,141	(2)	48,493,297	(10,608,802)	(2)	37,884,495
Weighted average shares outstanding of redeemable ordinary shares	11,820,984	-	-		-	-		-
Basic and diluted net income per ordinary share	$0.10	40,023.12	-		$0.10	-		$0.12
Weighted average shares outstanding of non-redeemable ordinary shares	5,750,000	-	-		-	-		-
Basic and diluted net income per ordinary share	$0.10	-	-		-	-		-

Notes and adjustment to Unaudited Pro Forma Condensed Combined Statement of Operations

The adjustments made in Scenario 1 are also assumed in Scenario 2, except for the additional adjustments related to maximum redemption. The notes and pro forma adjustments to the unaudited condensed combined pro forma statements of operations consist of the following:

(A)	Derived from Tristar’s unaudited condensed statement of operations and comprehensive income for the six months ended June 30, 2023, and the statement of operations and comprehensive income for the year ended December 31, 2023.
(B)	Derived from Helport’s unaudited condensed combined statement of operations and comprehensive income for the six months ended December 31, 2023.
(1)	Represents an adjustment to eliminate interest income related to cash and investment held in Trust Account.
(2)	The calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the initial public offering occurred as of the earliest period presented. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed in the Business Combinations for the entire period.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2023

			Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Maximum Redemptions into Cash
	(A)	(B)	Pro Forma		Pro Forma	Pro Forma		Pro Forma
	Tristar	Helport	Adjustments		Income Statement	Adjustments		Income Statement
Revenues	$-	$12,728,313	$-		$12,728,313	$-		$12,728,313
Cost of revenues	-	(4,882,792)	-		(4,882,792)	-		(4,882,792)
Selling expenses	-	(50,830)	-		(50,830)	-		(50,830)
General and administrative expenses	(1,365,097)	(1,625,887)	(2,145,737)	(3)	(5,255,686)	-		(5,255,686)
			(118,965)	(4)
Research and development expenses	-	(375,410)	-		(375,410)	-		(375,410)
Total operating (loss)/income	(1,365,097)	5,793,394	(2,264,702)		2,163,595	-		2,163,595

Other income (expense):
Financial expenses, net	7,720	(7,936)	-		(216)	-		(216)
Interest income - investment held in trust	9,001,438	-	(9,001,438)	(1)	-	-		-
Change in fair value of warrant liability	1,696,050	-	-		1,696,050	-		1,696,050
Forgiveness of deferred underwriting fee payable	481,275	-	-		481,275	-		481,275
Forgiveness of service administrative fee	204,516	-	-		204,516	-		204,516
Total other income/(expense), net	11,390,999	(7,936)	(9,001,438)		2,381,625	-		2,381,625

Income before provision for income taxes	10,025,902	5,785,458	(11,266,140)		4,545,220	-		4,545,220
Income tax expense	-	(970,755)	-		(970,755)	-		(970,755)
Net income	10,025,902	4,814,703	(11,266,140)		3,574,465	-		3,574,465

Net change in foreign currency translation adjustment	-	-	-		-	-		-
Total comprehensive income	10,025,902	4,814,703	(11,266,140)		3,574,465	-		3,574,465

Weighted average shares outstanding of ordinary shares	-	156	48,493,141	(2)	48,493,297	(10,608,802)	(2)	37,884,495
Weighted average shares outstanding of redeemable ordinary shares	23,000,000	-	-		-	-		-
Basic and diluted net income per ordinary share	$0.35	30,863.48	-		$0.07	-		$0.09
Weighted average shares outstanding of non-redeemable ordinary shares	5,750,000	-	-		-	-		-
Basic and diluted net income per ordinary share	$0.35	-	-		-	-		-

Notes and adjustment to Unaudited Pro Forma Condensed Combined Statement of Operations

The adjustments made in Scenario 1 are also assumed in Scenario 2, except for the additional adjustments related to maximum redemption. The notes and pro forma adjustments to the unaudited condensed combined pro forma statements of operations consist of the following:

(A)	Derived from Tristar’s unaudited condensed statement of operations and comprehensive income for the six months ended June 30, 2023, and the statement of operations and comprehensive income for the year ended December 31, 2022.
(B)	Derived from Helport’s combined statement of operations and comprehensive income for the year ended June 30, 2023.
(1)	Represents an adjustment to eliminate interest income related to cash and investment held in Trust Account.
(2)	The calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the initial public offering occurred as of the earliest period presented. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed in the Business Combinations for the entire period.
(3)	Reflects $2,145,737 expensed transaction fees as if it incurred from the beginning of the year ended June 30, 2023, for the purpose of Business Combination. This is a non-recurring item.
(4)	Reflects $118,965 shared-based compensation expenses related to the 115,500 Founder Shares transferred to Mr. Hao as part of the Sponsor Handover, which will vest upon consummation of the Business Combination. This is a non-recurring item.

Share Calculation

The following presents the calculation of basic and diluted weighted average shares outstanding assuming two alternative levels of conversion as of December 31, 2023:

	Scenario 1	Scenario 2
	Combined	Combined
	(Assuming	(Assuming
	No	Maximum
	Redemptions	Redemptions
	Into Cash)	Into Cash)

Tristar public shares	10,608,802	- *
Tristar shares held by Founders	5,750,000	5,750,000
Shares issued to PIPE Investors	1,388,889	1,388,889
Shares converted from Convertible Promissory Notes	464,838	464,838
Shares issued to Helport shareholders in Business Combination	30,280,768	30,280,768
Post-Combination Pubco shares outstanding	48,493,297	37,884,495

Percent of shares owned by existing public shareholders of Tristar	21.88%	-%
Percent of shares owned by the Sponsors and other Initial Shareholders	11.86%	15.18%
Percent of shares owned by the PIPE Investors	2.86%	3.67%
Percent of shares owned by the Convertible Promissory Notes Holders	0.96%	1.23%
Percent of shares owned by existing shareholders of Helport	62.44%	79.92%
	100.00%	100.00%

*	No shares left under Scenario 2 remain after maximum redemption which assumes Tristar public shares are redeemed at 100% level.

Net Income Per Share

The weighted average shares outstanding and net income per share information give pro forma effect to Business Combination and the other transactions contemplated by the Business Combination Agreement as if they had occurred on July 1, 2022.

The unaudited pro forma condensed combined basic and diluted earnings per share calculations are based on the sum of the Tristar post-combination weighted average number of redeemable shares outstanding of 10,608,802 and non-redeemable shares outstanding of 5,750,000 under both scenarios for the year ended June 30, 2023 adjusted by (a) 30,280,768 merger consideration shares estimated, derived from the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements (after rounding adjustment), to be issued in connection with the Business Combination; (b) 1,388,889 shares payable to the PIPE investors; (c) 464,838 shares payable to the holders of Convertible Promissory Notes issued by Helport; (d) redemption of nil shares under no redemption scenario and 10,608,802 shares under maximum redemption scenario.

No adjustment was made to the pro forma basic earnings per share amounts presented for the six months ended December 31, 2023 and for the year ended June 30, 2023, the effects of outstanding warrants were not considered in the calculation of diluted earnings per share, since the inclusion of such warrants and options would be anti-dilutive.

	For the six months ended December 31, 2023
	Adjustment	Adjustment
	for Merger	for Merger
	Assuming	Assuming
	No	Maximum
	Redemptions	Redemptions
Pro forma net income	4,689,638	4,689,638
Weighted average shares outstanding—basic and diluted	48,493,297	37,884,495
Net income per share—basic and diluted	0.10	0.12
Weighted average shares outstanding—basic and diluted:
Post-Combination ordinary shares owned by the shareholders of Tristar	10,608,802	10,608,802
Post-Combination ordinary shares owned by the Sponsors and other Initial Shareholders	5,750,000	5,750,000
Add: Closing merger consideration payable in shares to PIPE Investors	1,388,889	1,388,889
Add: Closing merger consideration payable in shares to Convertible Promissory Notes Holders	464,838	464,838
Add: Closing merger consideration payable in shares to Helport shareholders	30,280,768	30,280,768
Less: Shares assumed to be redeemed	-	(10,608,802)
Post-Combination weighted average shares outstanding	48,493,297	37,884,495

	For the year ended June 30, 2023
	Adjustment	Adjustment
	for Merger	for Merger
	Assuming	Assuming
	No	Maximum
	Redemptions	Redemptions
Pro forma net income	3,574,465	3,574,465
Weighted average shares outstanding—basic and diluted	48,493,297	37,884,495
Net income per share—basic and diluted	0.07	0.09
Weighted average shares outstanding—basic and diluted:
Post-Combination ordinary shares owned by the shareholders of Tristar	10,608,802	10,608,802
Post-Combination ordinary shares owned by the Sponsors and other Initial Shareholders	5,750,000	5,750,000
Add: Closing merger consideration payable in shares to PIPE Investors	1,388,889	1,388,889
Add: Closing merger consideration payable in shares to Convertible Promissory Notes Holders	464,838	464,838
Add: Closing merger consideration payable in shares to Helport shareholders	30,280,768	30,280,768
Less: Shares assumed to be redeemed	-	(10,608,802)
Post-Combination weighted average shares outstanding	48,493,297	37,884,495

Comparative Share Information

The following table sets forth the historical comparative share information for Tristar and Helport on a stand-alone basis and the unaudited pro forma combined share information for the six months ended December 31, 2023, and for the year ended June 30, 2023 after giving effect to the Transactions:

(1)	Assuming no Tristar shareholders exercise redemption rights with respect to their ordinary shares upon the consummation of the Transactions; and
(2)	Assuming the maximum number of Tristar shares at 10,608,802 are redeemed at $11.11 for cash by Tristar shareholders, $117.90 million out of $117.90 million in the Trust Account balance as of May 31, 2024, would be paid out in cash for a 100% redemption.

You should read the information in the following table in conjunction with the selected historical financial information summary included elsewhere in this proxy statement/prospectus, and the historical financial statements of Tristar and Helport and related notes that are included elsewhere in this proxy statement/prospectus. The unaudited pro forma combined share information is derived from, and should be read in conjunction with, the unaudited pro forma combined financial statements and related notes included elsewhere in this proxy statement/prospectus.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of Tristar and Helport would have been had the companies been combined during the periods presented.

				Pro Forma
			Pro Forma	Combined
			Combined	(Assuming
			(Assuming	Maximum
	Tristar	Helport	No	Shares
	(Historical)	(Historical)	Redemptions	Redemptions)
As of and for the six months ended December 31, 2023
Weighted average shares outstanding of redeemable ordinary shares	11,820,984	-	-	-
Weighted average shares outstanding of non-redeemable ordinary shares	5,750,000	156	-	-
Post-Combination weighted average shares outstanding			48,493,297	37,884,495
Book value per share	$(0.08)	$76,459.52	$2.89	$0.59
Net income per ordinary share
Basic and diluted	$0.10	$40,023.12	$0.10	$0.12
Cash dividends declared per share	$-	$-	$-	$-

				Pro Forma
			Pro Forma	Combined
			Combined	(Assuming
			(Assuming	Maximum
	Tristar	Helport	No	Shares
	(Historical)	(Historical)	Redemptions	Redemptions)
As of and for the year ended June 30, 2023
Weighted average shares outstanding of redeemable ordinary shares	23,000,000	-	-	-
Weighted average shares outstanding of non-redeemable ordinary shares	5,750,000	156	-	-
Post-Combination weighted average shares outstanding			48,493,297	37,884,495
Book value per share	$(0.08)	$76,459.52	$2.89	$0.59
Net income per ordinary share
Basic and diluted	$0.35	$30,863.48	$0.07	$0.09
Cash dividends declared per share	$-	$-	$-	$-